UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

PURSUANT TO SECTION 12(b) OR (g) OF THE

SECURITIES EXCHANGE ACT OF l934

Stallion Synergies, Inc.

(Exact name of Registrant as specified in its charter)

Nevada	333-196599	46-5343763
(State or jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Stallion Synergies, Inc.

244 Fifth Ave Ste #H207

New York, NY 10001

www.stallionsynergies.com

(Address of principal executive offices)

(212) 726-2983

 (Registrant’s Telephone Number)

Copy of all Communications to:

Long Nguyen

4465 38th street

San Diego, CA 92116

(212) 726-2983

Securities to be registered pursuant to Section 12(b) of the Act:  None

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box.   ☐

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. ☐

Securities Act registration statement file number to which this form relates: 333-196599

Securities to be registered pursuant to Section 12(g) of the Act:

Title of each class to be so registered:

Common Shares, par value $0.001 per share

INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1.  Description of Registrant’s Securities to be Registered

Stallion Synergies, Inc (the “Registrant”) hereby incorporates by reference the description of its $.001 par value common stock to be registered hereunder in the section captioned “Description of Securities” in the Registrant’s Registration Statement on Form S-1/A (File No 333-196599), as amended and filed with the U.S. Securities and Exchange Commission (the “Commission”) and declared effective on September 16, 2014 (the “Registration Statement”).

Item 2.  Exhibits

The following exhibits are incorporated herein by reference:

Exhibit	Description	Reference

3.1	Articles of Incorporation	Incorporated herein by reference to Exhibit 3.1 to our Form S-1 effective on September 16, 2014

3.2	By Laws	Incorporated herein by reference to Exhibit 3.2 to our Form S-1 effective on September 16, 2014

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SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Stallion Synergies, Inc.

Date:  March 26, 2015

By:	/s/ Long Nguyen
Name:	Long Nguyen
Title:	President and Chief Executive Officer

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